UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
__________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 20, 2019
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DICERNA PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36281	20-5993609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

87 Cambridgepark Drive Cambridge, Massachusetts	02140
(Address of principal executive offices)	(Zip Code)
(617) 621-8097
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
__________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 Par Value	DRNA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 5.07 – Submission of Matters to a Vote of Security Holders.
Dicerna Pharmaceuticals, Inc. (the “Company”) held its annual meeting (the “Annual Meeting”) of stockholders on June 20, 2019. The following proposals were submitted to the stockholders at the Annual Meeting:
 (i) To elect 10 directors to the Company’s board of directors, to serve until the 2020 annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation, or removal; and
 (ii) To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.
The proposals are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 29, 2019.
The number of shares of common stock entitled to vote at the Annual Meeting was 68,323,979. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 59,995,795. All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved and all director nominees were elected.
 The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

(a)	Election of Directors.

Director Nominee	For	Against	Abstain
Douglas M. Fambrough, III, Ph.D.	53,971,280	26,353	1,343,442
J. Kevin Buchi	53,972,034	27,209	1,341,832
Martin Freed, M.D.	53,841,001	156,632	1,343,442
Stephen J. Hoffman, M.D., Ph.D.	42,573,615	11,425,418	1,342,042
Peter Kolchinsky, Ph.D.	53,485,452	513,791	1,341,832
Adam M. Koppel, M.D., Ph.D.	53,509,701	489,532	1,341,842
Dennis H. Langer, M.D., J.D.	52,976,530	1,022,513	1,342,032
Cynthia Smith	53,972,179	27,084	1,341,812
Marc Kozin	53,973,624	25,409	1,342,042
Anna Protopapas	53,600,713	396,950	1,343,412
There were 4,654,720 broker non-votes regarding the election of directors.

(b)	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.
Stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The results of the voting included 58,553,016 votes for, 95,063 votes against, and 1,347,716 votes abstained. There were no broker non-votes regarding this proposal.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 24, 2019	DICERNA PHARMACEUTICALS, INC.

	By:	/s/ John B. Green
John B. Green
Chief Financial Officer